Leases	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Leases
LEASES

During the years ended December 31, 2015, 2014 and 2013, we recognized rental expense for all operating leases of $10.5 million, $10.5 million and $10.0 million, respectively, related primarily to office space and land sites. Our land site leases for the Sabine Pass LNG terminal have initial terms varying up to 30 years with multiple options to renew up to an additional 60 years.

Future annual minimum lease payments, excluding inflationary adjustments, are as follows (in thousands):

Years Ending December 31,	Operating Leases
2016	$2,620
2017	2,220
2018	2,219
2019	2,197
2020	2,056
Thereafter (1)	29,664
Total	$40,976

(1)	Includes certain lease option renewals that are reasonably assured.